UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

CAESARS ENTERTAINMENT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
CAESARS ENTERTAINMENT, INC. 2021 Annual Meeting Vote by June 14, 2021 11:59 PM ET

CAESARS ENTERTAINMENT, INC. 100 WEST LIBERTY ST., 12TH FLOOR RENO, NV 89501

D50590-P53506

 You invested in CAESARS ENTERTAINMENT, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends

1.	COMPANY PROPOSAL: Election of Directors

Nominees:

	01) Gary L. Carano	04) Frank J. Fahrenkopf	07) Michael E. Pegram	For

	02) Bonnie S. Biumi	05) Don R. Kornstein	08) Thomas R. Reeg

	03) Jan Jones Blackhurst	06) Courtney R. Mather	09) David P. Tomick

2.	COMPANY PROPOSAL: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.			For

3.	COMPANY PROPOSAL: ADVISORY VOTE TO APPROVE THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.			EVERY YEAR

4.	COMPANY PROPOSAL: RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.			For

5.	COMPANY PROPOSAL: TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 500,000,000.			For

6.	COMPANY PROPOSAL: TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF 150,000,000 SHARES OF PREFERRED STOCK.			For

NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

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D50591-P53506